                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21861
                                  ----------------------------------------------

                      AMERICAN CENTURY GROWTH FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 Main Street, Kansas City, Missouri                                 64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  07-31
                        --------------------------------------------------------

Date of reporting period:  01-31-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

SEMIANNUAL REPORT
JANUARY 31, 2008

[american century investments logo and text logo (R)]

AMERICAN CENTURY INVESTMENTS

LEGACY FOCUSED LARGE CAP FUND
LEGACY LARGE CAP FUND
LEGACY MULTI CAP FUND

OUR MESSAGE TO YOU

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

[photo of Jonathan Thomas]

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Legacy Focused Large
Cap, Legacy Large Cap, and Legacy Multi Cap funds for the six months ended
January 31, 2008. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments(R), our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . .      2

LEGACY FOCUSED LARGE CAP

LEGACY LARGE CAP

LEGACY MULTI CAP

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCKS DECLINED AMID SUBPRIME TURMOIL

Broad U.S. stock indexes declined during the six-month period, driven by a meltdown in the subprime mortgage industry and a corresponding credit crunch. As lending standards tightened, credit markets seized up and constricted funding for leveraged buy-outs, removing an important leg of support for the stock market. Banks and financial institutions reported unexpectedly large subprime-related losses, corporate profit growth weakened, and rising energy and commodity prices sparked inflation worries despite evidence of slowing economic activity.

In response, the Federal Reserve (the Fed) cut its federal funds rate target three times in the last four months of 2007 and twice more in January 2008.
Although the Fed's actions helped alleviate some of the credit and economic concerns, many market participants feared that the Fed had acted too late to prevent a recession. As a result, the major stock indexes generally fell throughout the six month period, ending in negative territory.

Large-cap stocks held up the best during the period (see the accompanying table), while small-cap issues suffered the largest declines. Growth stocks outpaced value shares. Utilities and consumer staples were the best performers, and energy stocks benefited as the price of oil climbed to nearly $100 per barrel. Financials and consumer discretionary stocks suffered double-digit declines.

FOREIGN MARKETS FEEL EFFECT IN JANUARY

Though foreign stock markets performed well for most of the period, steep declines in January resulted in negative returns overall in the major indices for the six months. January's declines were triggered by fears of the global impact of a possible U.S. recession and continued bad news regarding the credit crisis in the U.S. and Europe. Emerging markets suffered more modest declines than developed foreign markets or U.S. stock indices. Yet in spite of negative overall results, many individual foreign companies still posted positive returns for the period. U.S. investors in foreign equities benefited from the dollar's continuing weakness versus other major currencies.

Market Returns
For the six months ended January 31, 2008*
U.S. STOCKS
Russell 1000 Index (Large-Cap)                        -4.27%
Russell Midcap Index                                  -6.70%
Russell 2000 Index (Small-Cap)                        -7.51%
FOREIGN STOCKS
MSCI EAFE (Europe, Australasia, Far East) Index       -7.52%
MSCI EM (Emerging Markets) Index                      -1.33%

*Total returns for periods less than one year are not annualized.

------

PERFORMANCE
LEGACY FOCUSED LARGE CAP

Total Returns as of January 31, 2008
                                                           Average
                                                        Annual Returns
                                                        --------------
                                                            Since       Inception
                                 6 months(1)   1 year     Inception        Date

INVESTOR CLASS                      8.34%      22.99%       20.36%       5/31/06

S&P 500 INDEX(2)                    -4.32%     -2.31%       7.01%           --

RUSSELL 1000 GROWTH INDEX(2)        -3.15%      0.51%       7.64%           --

Institutional Class                 8.47%      23.33%       20.64%       5/31/06

Advisor Class                       8.25%      22.69%       20.09%       5/31/06

R Class                             8.07%      22.40%       19.75%       5/31/06

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (C) 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Focused Large Cap

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended January 31
                                   2007* 2008

Investor Class                 10.82%   22.99%

S&P 500 Index                  14.60%   -2.31%

Russell 1000 Growth Index      12.48%   0.51%

*From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Focused Large Cap

Portfolio Manager: John T. Small Jr.

PERFORMANCE SUMMARY

Legacy Focused Large Cap advanced 8.34%* for the 6 months ended January 31,
2008, compared with the -4.32% return of the portfolio's benchmark, the S&P 500
Index and the -3.15% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 2, U.S. stock indexes generally declined during the reporting period amid a slowdown in the housing market and a credit crunch triggered by problems among subprime lenders. Despite significant market volatility, Legacy Focused Large Cap continued to benefit from a favorable environment for growth and momentum stocks, which enabled the portfolio to generate returns solidly in excess of benchmark returns.

An overweight position and effective stock selection in the telecommunications, materials, industrials and information technology sectors benefited the portfolio's absolute and relative performance. An underweight and effective stock picks in the consumer discretionary sector boosted relative performance further. Those gains more than made up for a detrimental underweight in the consumer staples sector.

Though foreign equity markets generated negative returns overall for the six months, strong security selection among overseas companies significantly benefited portfolio performance. Ongoing weakness in the U.S. dollar also helped boost foreign stock returns.

PICKS IN TELECOM, MATERIALS LED PERFORMANCE

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. During the reporting period that process guided us to opportunities in the telecom and materials sectors.

The portfolio's overweight position in the telecommunications sector reflected a continued focus on the wireless telecom industry, which has contributed significantly to relative gains in past reporting periods. Within the group,
Russia-based Vimpel-Communications added significantly to relative performance as its share price climbed 63%. Turkey-based Turkcell Iletisim Hizmetleri also contributed to gains as its share price rose 29%. Both mobile phone providers continued to experience strong demand for cellular phone service in burgeoning foreign markets.

Materials holding Mosaic was the largest contributor to portfolio returns. The company continued to benefit from secularly higher demand in the fertilizer market,

Top Ten Holdings as of January 31, 2008
                                           % of net       % of net
                                         assets as of   assets as of
                                            1/31/08        7/31/07
Vimpel-Communications ADR                    4.4%           3.1%
BlackRock, Inc.                              4.1%            --
Express Scripts, Inc.                        4.1%           3.0%
Nokia Oyj ADR                                3.9%            --
Apollo Group, Inc. Cl A                      3.8%            --
Bank of New York Mellon Corp. (The)          3.8%            --
Mosaic Co. (The)                             3.7%            --
State Street Corp.                           3.7%            --
Lockheed Martin Corp.                        3.7%            --
Research In Motion Ltd.                      3.7%           3.8%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Legacy Focused Large Cap

driven by a higher standard of living in emerging markets, a lower availability of farmland and a greater global focus on biofuels. For the reporting period,
Mosaic's share price soared 142%.

An overweight allocation in the metals and mining group continued to aid portfolio performance. The portfolio held an overweight stake in Cia Vale do Rio
Doce, which benefited from strong iron ore and nickel prices during the reporting period. Dutch steel producer Arcelor Mittal also contributed to gains amid continued high demand for steel.

TECHNOLOGY PICKS WORKED WELL

In the technology sector, we maintained a focus on communications equipment.
Within the group, the largest contributor to gains was the portfolio's largest overweight, Research in Motion. The maker of the Blackberry wireless handheld device, which has contributed to portfolio gains in previous reporting periods, continued to help absolute and relative returns.

UNDERWEIGHT, STOCK PICKS IN FINANCIALS HELPED

Legacy Focused Large Cap also maintained a substantial underweight position in the financials sector. This position continued to benefit performance, as the sector was plagued by the fallout from the subprime mortgage debacle. Within the sector, we successfully sidestepped some laggards, including many constituents of the diversified financial services and thrifts and mortgage finance groups.

OUTLOOK

U.S. economic growth is likely to be sluggish throughout 2008. The severe housing downturn and subprime-related credit crunch have impaired lending activity, reduced liquidity in the credit markets, and increased the likelihood of a recession. Although the Federal Reserve has already taken significant steps to boost liquidity and economic activity, the central bank's future efforts may be limited by the inflationary threats of high energy prices and a weak U.S.
dollar.

Legacy Focused Large Cap employs financial acceleration and price momentum characteristics to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit large cap investment opportunities across the growth and value spectrum.

Top Five Industries as of January 31, 2008
                                           % of net       % of net
                                         assets as of   assets as of
                                            1/31/08        7/31/07
Capital Markets                              11.6%           --
Wireless Telecommunication Services          10.8%          11.8%
Communications Equipment                     7.6%           7.1%
Aerospace & Defense                          7.2%           6.7%
Oil, Gas & Consumable Fuels                  6.8%           8.9%

Types of Investments in Portfolio
                                          % of net        % of net
                                        assets as of    assets as of
                                          1/31/08         7/31/07
Domestic Common Stocks                     69.6%           57.9%
Foreign Common Stocks(1)                   28.5%           40.7%
TOTAL COMMON STOCKS                        98.1%           98.6%
Cash and Equivalents(2)                     1.9%            1.4%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Focused Large Cap

JANUARY 31, 2008 (UNAUDITED)

Shares                                                       Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 7.2%
     12,668  Lockheed Martin Corp.                     $ 1,367,130
     20,106  Raytheon Co.                                1,309,705
                                                       -----------
                                                         2,676,835
                                                       -----------
CAPITAL MARKETS -- 11.6%
     29,779  Bank of New York Mellon Corp. (The)         1,388,595
      6,876  BlackRock, Inc.                             1,520,285
     16,745  State Street Corp.                          1,375,099
                                                       -----------
                                                         4,283,979
                                                       -----------
CHEMICALS -- 3.7%
     15,115  Mosaic Co. (The)(1)                         1,375,616
                                                       -----------
COMMERCIAL BANKS -- 3.2%
     96,035  National Bank of Greece SA ADR              1,186,032
                                                       -----------
COMMUNICATIONS EQUIPMENT -- 7.6%
     39,163  Nokia Oyj ADR                               1,447,072
     14,562  Research In Motion Ltd.(1)                  1,367,081
                                                       -----------
                                                         2,814,153
                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 3.8%
     17,604  Apollo Group, Inc. Cl A(1)                  1,403,743
                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
      2,147  CME Group Inc.                              1,328,778
                                                       -----------
ELECTRIC UTILITIES -- 3.2%
     64,207  Duke Energy Corp.                           1,198,103
                                                       -----------
ELECTRICAL EQUIPMENT -- 3.4%
     50,180  ABB Ltd. ADR                                1,254,500
                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 5.9%
     20,025  National Oilwell Varco, Inc.(1)             1,206,106
      7,893  Transocean Inc.                               967,682
                                                       -----------
                                                         2,173,788
                                                       -----------
FOOD PRODUCTS -- 3.7%
     30,950  Archer-Daniels-Midland Co.                  1,363,348
                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.1%
     22,429  Express Scripts, Inc.(1)                    1,513,733
                                                       -----------
INTERNET & CATALOG RETAIL -- 2.1%
     10,102  Amazon.com, Inc.(1)                           784,925
                                                       -----------
MACHINERY -- 3.6%
     15,436  Deere & Co.                                 1,354,663
                                                       -----------
METALS & MINING -- 3.5%
     42,891  Cia Vale do Rio Doce ADR                    1,285,872
                                                       -----------

Shares                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 6.8%
     17,615  Noble Energy Inc.                         $ 1,278,496
     18,265  Occidental Petroleum Corp.                  1,239,646
                                                       -----------
                                                         2,518,142
                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
     18,459  MEMC Electronic Materials Inc.(1)           1,319,080
                                                       -----------
SOFTWARE -- 3.3%
     37,384  Microsoft Corporation                       1,218,718
                                                       -----------
TOBACCO -- 3.4%
     16,580  Altria Group Inc.                           1,257,096
                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 10.8%
     12,945  Mobile TeleSystems ADR                      1,076,636
     57,053  Turkcell Iletisim Hizmetleri AS ADR         1,296,815
     46,930  Vimpel-Communications ADR                   1,616,269
                                                       -----------
                                                         3,989,720
                                                       -----------
TOTAL COMMON STOCKS
(Cost $34,275,228)                                      36,300,824
                                                       -----------

Principal Amount

Temporary Cash Investments -- 1.1%

   $400,000  FHLB Discount Notes, 2.00%, 2/1/08(2)         400,000
(Cost $400,000)
                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.2%
(Cost $34,675,228)                                      36,700,824
                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.8%                       283,701
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $36,984,525
                                                       ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Legacy Large Cap

Total Returns as of January 31, 2008
                                                           Average
                                                        Annual Returns
                                                        --------------
                                                            Since       Inception
                                 6 months(1)   1 year     Inception        Date

INVESTOR CLASS                      4.93%      12.80%       14.56%       5/31/06

S&P 500 INDEX(2)                    -4.32%     -2.31%       7.01%           --

RUSSELL 1000 GROWTH INDEX(2)        -3.15%      0.51%       7.64%           --

Institutional Class                 4.96%      13.02%       14.77%       5/31/06

Advisor Class                       4.77%      12.53%       14.24%       5/31/06

R Class                             4.59%      12.25%       13.97%       5/31/06

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (C) 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Large Cap

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended January 31
                                   2007* 2008

Investor Class                 11.26%   12.80%

S&P 500 Index                  14.60%   -2.31%

Russell 1000 Growth Index      12.48%   0.51%

*From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Large Cap

Portfolio Manager: John T. Small Jr.

PERFORMANCE SUMMARY

Legacy Large Cap advanced 4.93%* for the 6 months ended January 31, 2008, compared with the -4.32% return of the portfolio's benchmark, the S&P 500 Index and the -3.15% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 2, U.S. stock indexes generally declined during the reporting period amid a slowdown in the housing market and a credit crunch triggered by problems among subprime lenders. Despite significant market volatility, Legacy Large Cap continued to benefit from a favorable environment for growth and momentum stocks, enabling it to generate returns solidly in excess of the benchmark's.

Our allocations in telecommunications services contributed substantially to relative performance, because we were overweight in wireless telecom stocks that did particularly well, while at the same time underweight in diversified telecom stocks, which, as an industry, performed poorly. An overweight position and effective stock selection in the materials and energy sectors, and effective stock selection in the industrials sector also benefited the portfolio's absolute and relative performance. An overweight position in the information technology sector that generally performed poorly was offset by other more effective stock picks that boosted relative performance further. Those gains more than made up for a detrimental underweight and stock selection in the consumer staples sector.

Though foreign equity markets generated negative returns overall for the six months, strong security selection among overseas companies significantly benefited portfolio performance. Ongoing weakness in the U.S. dollar also helped boost foreign stock returns.

PICKS IN TELECOM, MATERIALS LED PERFORMANCE

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. During the reporting period that process guided us to opportunities in the telecom and materials sectors.

The portfolio's overweight position in the telecommunications sector reflected a continued focus on the wireless telecom industry, which has contributed significantly to relative gains in past reporting periods. Within the group,
Russia-based Vimpel-Communications, the portfolio's largest holding, was also the largest contributor to relative performance as its share price gained 63%.
Turkey-based Turkcell Iletisim

Top Ten Holdings as of January 31, 2008
                                           % of net       % of net
                                         assets as of   assets as of
                                            1/31/08        7/31/07
Vimpel-Communications ADR                    3.7%           3.0%
Cia Vale do Rio Doce ADR                     2.9%           3.1%
Research In Motion Ltd.                      2.9%           2.7%
Express Scripts, Inc.                        2.4%            --
Hess Corp.                                   2.3%           2.0%
Bank of New York Mellon Corp. (The)          2.2%            --
CSX Corp.                                    2.2%            --
State Street Corp.                           2.2%            --
Royal KPN N.V. ADR                           2.1%           1.8%
Newmont Mining Corporation                   2.1%            --

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Legacy Large Cap

Hizmetleri also contributed to gains as its share price climbed 29%. Both mobile phone providers continued to experience strong demand for cellular phone service in burgeoning foreign markets.

Legacy Large Cap's substantial overweight in materials focused on the metals and mining industry, which contributed significantly to relative performance.

The portfolio held an overweight stake in Cia Vale do Rio Doce, which benefited from strong iron ore and nickel prices during the reporting period. Dutch steel producer Arcelor Mittal also contributed to gains amid continued high demand for steel.

TECHNOLOGY, ENERGY PICKS WORKED WELL

In the technology sector, we maintained a focus on communications equipment.
Within the group, the largest contributor to gains was Research in Motion. The maker of the Blackberry wireless handheld device, which has contributed to portfolio gains in previous reporting periods, continued to boost absolute and relative returns.

An overweight in energy boosted portfolio gains as the price of oil neared $100 per barrel during the reporting period. Within the group, the portfolio benefited from an overweight stake in Hess Corporation. Hess, which is engaged in the exploration of oil and natural gas, made a meaningful contribution to absolute and relative performance as its share price climbed 49%.

OUTLOOK

U.S. economic growth is likely to be sluggish throughout 2008. The severe housing downturn and subprime-related credit crunch have impaired lending activity, reduced liquidity in the credit markets, and increased the likelihood of a recession. Although the Federal Reserve has already taken significant steps to boost liquidity and economic activity, the central bank's future efforts may be limited by the inflationary threats of high energy prices and a weak U.S.
dollar.

Legacy Large Cap employs financial acceleration and price momentum characteristics to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit large cap investment opportunities across the growth and value spectrum.

Top Five Industries as of January 31, 2008
                                           % of net       % of net
                                         assets as of   assets as of
                                            1/31/08        7/31/07
Oil, Gas & Consumable Fuels                  13.6%          11.5%
Communications Equipment                     7.0%           6.4%
Capital Markets                              6.1%           3.8%
Wireless Telecommunication Services          5.7%           5.2%
Aerospace & Defense                          5.5%           5.7%

Types of Investments in Portfolio
                                          % of net        % of net
                                        assets as of    assets as of
                                          1/31/08         7/31/07
Domestic Common Stocks                     69.9%           69.1%
Foreign Common Stocks(1)                   28.8%           28.6%
TOTAL COMMON STOCKS                        98.7%           97.7%
Cash and Equivalents(2)                     1.3%            2.3%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Large Cap

JANUARY 31, 2008 (UNAUDITED)

Shares                                                        Value

Common Stocks -- 98.7%

AEROSPACE & DEFENSE -- 5.5%
      1,935  Lockheed Martin Corp.                        $ 208,825
      3,028  Northrop Grumman Corp.                         240,302
      3,458  Raytheon Co.                                   225,254
                                                        -----------
                                                            674,381
                                                        -----------
BEVERAGES -- 3.6%
      3,523  Coca-Cola Company (The)                        208,456
      9,884  Coca-Cola Enterprises Inc.                     228,024
                                                        -----------
                                                            436,480
                                                        -----------
CAPITAL MARKETS -- 6.1%
      5,784  Bank of New York Mellon Corp. (The)            269,708
      7,673  Invesco Ltd.                                   208,859
      3,248  State Street Corp.                             266,726
                                                        -----------
                                                            745,293
                                                        -----------
COMMERCIAL BANKS -- 3.5%
     10,118  Banco Bilbao Vizcaya Argentaria SA ADR         213,085
     16,885  National Bank of Greece SA ADR                 208,530
                                                        -----------
                                                            421,615
                                                        -----------
COMMUNICATIONS EQUIPMENT -- 7.0%
     10,094  Corning Inc.                                   242,963
      6,763  Nokia Oyj ADR                                  249,893
      3,766  Research In Motion Ltd.(1)                     353,552
                                                        -----------
                                                            846,408
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
      2,801  NYSE Euronext, Inc.                            220,299
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
     14,353  Royal KPN N.V. ADR                             261,225
                                                        -----------
ELECTRICAL EQUIPMENT -- 3.5%
      9,182  ABB Ltd. ADR                                   229,550
      3,925  Emerson Electric Co.                           199,547
                                                        -----------
                                                            429,097
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
     13,648  AU Optronics Corp. ADR                         226,420
                                                        -----------
ENERGY EQUIPMENT & SERVICES -- 1.5%
      1,450  Transocean Inc.                                177,770
                                                        -----------
FOOD & STAPLES RETAILING -- 1.9%
      7,580  Safeway Inc.                                   234,904
                                                        -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.1%
      5,646  Covidien Ltd.                                  251,981
      6,116  St. Jude Medical, Inc.(1)                      247,759
                                                        -----------
                                                            499,740
                                                        -----------

Shares                                                        Value

HEALTH CARE PROVIDERS & SERVICES -- 5.5%
      3,899  Aetna Inc.                                   $ 207,661
      4,317  Express Scripts, Inc.(1)                       291,354
      2,169  Humana Inc.(1)                                 174,171
                                                        -----------
                                                            673,186
                                                        -----------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
      3,687  McDonald's Corp.                               197,439
                                                        -----------
INSURANCE -- 1.9%
      4,897  Travelers Companies, Inc. (The)                235,546
                                                        -----------
INTERNET & CATALOG RETAIL -- 1.8%
      2,740  Amazon.com, Inc.(1)                            212,898
                                                        -----------
IT SERVICES -- 2.1%
      2,342  International Business Machines Corp.          251,390
                                                        -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
      3,610  Thermo Fisher Scientific Inc.(1)               185,879
                                                        -----------
MACHINERY -- 2.1%
      2,923  Deere & Co.                                    256,522
                                                        -----------
METALS & MINING -- 5.0%
     11,870  Cia Vale do Rio Doce ADR                       355,862
      4,737  Newmont Mining Corporation                     257,409
                                                        -----------
                                                            613,271
                                                        -----------
MULTI-UTILITIES -- 2.0%
      4,374  Sempra Energy                                  244,507
                                                        -----------
OIL, GAS & CONSUMABLE FUELS -- 13.6%
      2,233  Apache Corp.                                   213,118
      5,592  Chesapeake Energy Corp.                        208,190
      2,570  Devon Energy Corporation                       218,399
      3,700  EnCana Corp.                                   244,977
      2,774  Exxon Mobil Corp.                              239,674
      3,046  Hess Corp.                                     276,667
      3,684  Occidental Petroleum Corp.                     250,032
                                                        -----------
                                                          1,651,057
                                                        -----------
PHARMACEUTICALS -- 3.4%
      3,162  Allergan, Inc.                                 212,455
      8,555  Bristol-Myers Squibb Co.                       198,390
                                                        -----------
                                                            410,845
                                                        -----------
ROAD & RAIL -- 2.2%
      5,560  CSX Corp.                                      269,549
                                                        -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
      3,592  MEMC Electronic Materials Inc.(1)              256,684
                                                        -----------

------

Legacy Large Cap

Shares                                                        Value

SOFTWARE -- 3.9%
      7,458  Microsoft Corporation                        $ 243,131
     11,153  Oracle Corp.(1)                                229,194
                                                        -----------
                                                            472,325
                                                        -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
      3,238  NIKE, Inc. Cl B                                199,979
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 5.7%
     10,989  Turkcell Iletisim Hizmetleri AS ADR            249,780
     12,986  Vimpel-Communications ADR                      447,238
                                                        -----------
                                                            697,018
                                                        -----------
TOTAL COMMON STOCKS
(Cost $11,213,755)                                       12,001,727
                                                        -----------

Principal Amount

Temporary Cash Investments -- 0.8%

   $100,000  FHLB Discount Notes, 2.00%, 2/1/08(2)          100,000
(Cost $100,000)
                                                        -----------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $11,313,755)                                       12,101,727
                                                        -----------
OTHER ASSETS AND LIABILITIES -- 0.5%                         61,176
                                                        -----------
TOTAL NET ASSETS -- 100.0%                              $12,162,903
                                                        ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Legacy Multi Cap

Total Returns as of January 31, 2008
                                                            Average
                                                         Annual Returns
                                                         --------------
                                                             Since       Inception
                                 6 months(1)    1 year     Inception        Date

INVESTOR CLASS                      -3.69%       9.03%       12.51%       5/31/06

RUSSELL 3000 INDEX(2)               -4.54%      -3.08%       6.41%           --

RUSSELL 3000 GROWTH INDEX(2)        -3.41%       0.07%       7.18%           --

Institutional Class                 -3.60%       9.21%       12.70%       5/31/06

Advisor Class                       -3.85%       8.67%       12.20%       5/31/06

R Class                             -4.02%       8.31%       11.88%       5/31/06

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (C) 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Multi Cap

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended January 31
                                   2007* 2008

Investor Class                 11.69%   9.03%

Russell 3000 Index             14.43%   -3.08%

Russell 3000 Growth Index      12.17%   0.07%

*From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Multi Cap

Portfolio Manager: John T. Small Jr.

PERFORMANCE SUMMARY

Legacy Multi Cap declined for the 6 months ended January 31, 2008, returning
-3.69%*. The portfolio's benchmark, the Russell 3000 Index, fell even more, returning -4.54% for the six months.

As discussed in the Market Perspective on page 2, U.S. stock indexes generally declined during the reporting period amid a slowdown in the housing market and a credit crunch triggered by problems among subprime lenders.

Effective stock selection in the industrials sector, an underweight position and effective stock selection in the financials sector, and an overweight and stock selection in the materials sector benefited the portfolio's absolute and relative performance during the reporting period. Legacy Multi Cap also derived a meaningful portion of its returns from investments in international holdings.
Though foreign equity markets generated negative returns overall for the six months, strong security selection among overseas companies benefited portfolio performance. Ongoing weakness in the U.S. dollar also helped boost foreign stock returns. These gains more than made up for detrimental overweights and stock selection in the health care and information technology sectors.

INDUSTRIALS LED GAINS

Our highly systematic investment process focuses on finding stocks with acceleration in earnings and revenue and exhibiting upward price momentum, a process we believe will lead to long-term growth. During the reporting period, this process guided us to a number of rewarding positions in the industrials sector.

Within the sector, the portfolio held a stake in Quintana Maritime, which is not a constituent of the benchmark index. The shipping company's share price gained
41% and contributed meaningfully to relative gains as bulk rates continued to climb during the period.

An overweight position in the aerospace and defense industry also boosted portfolio returns. Here, holding EDO Corporation made a significant contribution to relative gains as the military products manufacturer's share price soared 74%
during its holding period in the portfolio.

Construction and engineering company Foster Wheeler and industrial conglomerate
McDermott International, which have contributed significantly to portfolio gains in the past, continued to benefit relative performance. Both companies are representative

Top Ten Holdings as of January 31, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                        1/31/08        7/31/07
Foster Wheeler Ltd.                      1.7%           1.5%
Research In Motion Ltd.                  1.6%           1.3%
Illumina, Inc.                           1.5%           1.1%
Hess Corp.                               1.4%           1.0%
Cia Vale do Rio Doce ADR                 1.3%           1.2%
BlackRock, Inc.                          1.3%           1.0%
Activision, Inc.                         1.3%            --
Mobile TeleSystems ADR                   1.3%           1.1%
Fairfax Financial Holdings Ltd.          1.3%            --
Quintana Maritime Ltd.                   1.3%           1.0%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Legacy Multi Cap

of portfolio holdings involved in a variety of heavy construction areas, including the construction of power plants that have participated in growing global demand for energy infrastructure.

WE MINED GOOD RESULTS IN METALS AND MATERIALS

An overweight in materials reflected a focus on the metals and mining industry.
A stake in Cia Vale do Rio Doce continued to help the portfolio's absolute and relative gains as strong iron ore and nickel prices pushed the Brazilian mining company's share price. Steel company AK Steel also benefited from higher prices, contributing to portfolio gains.

Materials holding Mosaic was the largest contributor to portfolio returns. The company continued to benefit from secularly higher demand in the fertilizer market, driven by a higher standard of living in emerging markets, a lower availability of farmland and a greater global focus on biofuels. For the reporting period, Mosaic's share price soared 142%.

OVERWEIGHT, PICKS IN INFORMATION TECHNOLOGY HINDERED

The portfolio held an overweight stake in the information technology sector, which included a focus on the electronic equipment group. This allocation hurt performance, as a number of holdings within the group lost ground during the period. China Finance Online, a subscription-based information services on
Chinese investment markets that has enjoyed robust gains in previous reporting periods, sank during the six months by -61% and weighed on the portfolio's relative performance.

OUTLOOK

U.S. economic growth is likely to be sluggish throughout 2008. The severe housing downturn and subprime-related credit crunch have impaired lending activity, reduced liquidity in the credit markets, and increased the likelihood of a recession. Although the Federal Reserve has already taken significant steps to boost liquidity and economic activity, the central bank's future efforts may be limited by the inflationary threats of high energy prices and a weak U.S.
dollar.

Legacy Multi Cap employs financial acceleration and price momentum characteristics to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit large cap investment opportunities across the growth and value spectrum.

Top Five Industries as of January 31, 2008
                                           % of net       % of net
                                         assets as of   assets as of
                                            1/31/08        7/31/07
Oil, Gas & Consumable Fuels                  13.5%          9.1%
Capital Markets                              6.9%           1.8%
Software                                     6.0%           5.1%
Electronic Equipment & Instruments           5.6%           4.1%
Wireless Telecommunication Services          4.7%           2.0%

Types of Investments in Portfolio
                                          % of net        % of net
                                        assets as of    assets as of
                                          1/31/08         7/31/07
Domestic Common Stocks                     72.5%           73.9%
Foreign Common Stocks(1)                   25.2%           25.1%
TOTAL COMMON STOCKS                        97.7%           99.0%
Cash and Equivalents(2)                     2.3%            1.0%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Multi Cap

JANUARY 31, 2008 (UNAUDITED)

Shares                                                           Value

Common Stocks -- 97.7%

AEROSPACE & DEFENSE -- 1.0%
      6,173  Raytheon Co.                                    $ 402,109
                                                           -----------
BEVERAGES -- 1.0%
     17,429  Coca-Cola Enterprises Inc.                        402,087
                                                           -----------
BIOTECHNOLOGY -- 4.2%
      7,641  Alexion Pharmaceuticals Inc.(1)                   499,110
      8,303  Gilead Sciences, Inc.(1)                          379,364
     22,974  Regeneron Pharmaceuticals Inc.(1)                 465,913
    125,700  XOMA Ltd.(1)                                      339,390
                                                           -----------
                                                             1,683,777
                                                           -----------
BUILDING PRODUCTS -- 0.9%
      9,940  Lennox International Inc.                         369,370
                                                           -----------
CAPITAL MARKETS -- 6.9%
     20,631  American Physicians Service Group, Inc.           390,132
      9,814  Bank of New York Mellon Corp. (The)               457,627
      2,405  BlackRock, Inc.                                   531,746
     11,296  Federated Investors Inc. Cl B                     480,871
     16,067  optionsXpress Holdings, Inc.                      435,737
     25,098  TD Ameritrade Holding Corp.(1)                    470,838
                                                           -----------
                                                             2,766,951
                                                           -----------
CHEMICALS -- 1.2%
      5,163  Mosaic Co. (The)(1)                               469,885
                                                           -----------
COMMERCIAL BANKS -- 1.1%
     34,601  National Bank of Greece SA ADR                    427,322
                                                           -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
     40,357  Metalico, Inc.(1)                                 421,327
                                                           -----------
COMMUNICATIONS EQUIPMENT -- 1.6%
      6,740  Research In Motion Ltd.(1)                        632,751
                                                           -----------
CONSTRUCTION & ENGINEERING -- 1.7%
      9,790  Foster Wheeler Ltd.(1)                            670,321
                                                           -----------
DISTRIBUTORS -- 0.9%
      9,967  DXP Enterprises Inc.(1)                           363,796
                                                           -----------
DIVERSIFIED CONSUMER SERVICES -- 1.0%
      2,314  Strayer Education, Inc.                           399,350
                                                           -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
      4,557  Golden Telecom Inc.(1)                            468,049
     10,417  PT Indosat Tbk ADR                                404,805
     16,780  Telecom Argentina SA ADR(1)                       341,305
                                                           -----------
                                                             1,214,159
                                                           -----------

Shares                                                           Value

ELECTRICAL EQUIPMENT -- 1.0%
     16,731  ABB Ltd. ADR                                    $ 418,275
                                                           -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.6%
     77,799  ADDvantage Technologies Group, Inc.(1)            400,665
     21,887  AU Optronics Corp. ADR                            363,105
     29,175  Brightpoint Inc.(1)                               371,106
     10,427  Dolby Laboratories Inc. Cl A(1)                   449,299
     16,761  LG.Philips LCD Co., Ltd. ADR(1)                   359,691
     21,768  Multi-Fineline Electronix, Inc.(1)                286,685
                                                           -----------
                                                             2,230,551
                                                           -----------
ENERGY EQUIPMENT & SERVICES -- 0.8%
      2,703  Transocean Inc.                                   331,388
                                                           -----------
FOOD & STAPLES RETAILING -- 1.0%
      9,698  CVS/Caremark Corp.                                378,901
                                                           -----------
FOOD PRODUCTS -- 1.2%
      4,059  Bunge Ltd.                                        480,870
                                                           -----------
GAS UTILITIES -- 1.1%
      6,964  Energen Corp.                                     438,036
                                                           -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.7%
     11,138  Cynosure Inc. Cl A(1)                             276,557
      9,650  DENTSPLY International Inc.                       398,642
     28,816  Possis Medical, Inc.(1)                           402,847
     10,107  St. Jude Medical, Inc.(1)                         409,434
                                                           -----------
                                                             1,487,480
                                                           -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
      7,357  CIGNA Corp.                                       361,670
      6,607  Coventry Health Care Inc.(1)                      373,824
     51,925  Five Star Quality Care Inc.(1)                    396,188
     27,146  Sun Healthcare Group, Inc.(1)                     467,726
                                                           -----------
                                                             1,599,408
                                                           -----------
HOTELS, RESTAURANTS & LEISURE -- 2.0%
     12,808  Home Inns & Hotels Management Inc. ADR(1)         358,496
     10,947  Royal Caribbean Cruises Ltd.                      440,945
                                                           -----------
                                                               799,441
                                                           -----------
HOUSEHOLD DURABLES -- 1.2%
     24,323  iRobot Corp.(1)                                   490,595
                                                           -----------
INSURANCE -- 2.4%
      7,130  Assurant, Inc.                                    462,666
      1,573  Fairfax Financial Holdings Ltd.                   512,829
                                                           -----------
                                                               975,495
                                                           -----------

------

Legacy Multi Cap

Shares                                                           Value

INTERNET & CATALOG RETAIL -- 1.9%
      4,595  Amazon.com, Inc.(1)                             $ 357,032
    140,333  drugstore.com, inc.(1)                            397,142
                                                           -----------
                                                               754,174
                                                           -----------
INTERNET SOFTWARE & SERVICES -- 2.3%
     11,058  China Finance Online Co. Ltd. ADR(1)              189,645
      8,817  Sohu.com Inc.(1)                                  410,255
     28,949  TheStreet.com, Inc.                               321,334
                                                           -----------
                                                               921,234
                                                           -----------
IT SERVICES -- 1.1%
     10,815  Mantech International Corp. Cl A(1)               442,334
                                                           -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
      9,485  Illumina, Inc.(1)                                 604,195
      6,447  Thermo Fisher Scientific Inc.(1)                  331,956
                                                           -----------
                                                               936,151
                                                           -----------
MACHINERY -- 2.4%
      5,023  Bucyrus International, Inc. Cl A                  465,682
      5,564  Deere & Co.                                       488,297
                                                           -----------
                                                               953,979
                                                           -----------
MARINE -- 1.3%
     20,745  Quintana Maritime Ltd.                            507,008
                                                           -----------
MEDIA -- 1.0%
      7,948  Focus Media Holding Ltd. ADR(1)                   381,901
                                                           -----------
METALS & MINING -- 2.4%
     17,848  Cia Vale do Rio Doce ADR                          535,083
     11,792  Ternium SA ADR                                    412,248
                                                           -----------
                                                               947,331
                                                           -----------
OIL, GAS & CONSUMABLE FUELS -- 13.5%
      4,496  Apache Corp.                                      429,097
      6,120  BP plc ADR                                        390,150
     14,240  Denbury Resources Inc.(1)                         360,272
      6,293  EnCana Corp.                                      416,660
      4,739  Exxon Mobil Corp.                                 409,450
      8,993  Forest Oil Corp.(1)                               406,663
      6,295  Hess Corp.                                        571,774
      5,291  Noble Energy Inc.                                 384,021
      6,112  Occidental Petroleum Corp.                        414,821
     12,245  Repsol YPF, SA ADR                                390,371
     11,456  San Juan Basin Royalty Trust                      421,581
      9,531  Swift Energy Co.(1)                               411,263
      7,650  XTO Energy Inc.                                   397,341
                                                           -----------
                                                             5,403,464
                                                           -----------
PERSONAL PRODUCTS -- 1.0%
      5,458  Chattem, Inc.(1)                                  418,738
                                                           -----------

Shares                                                           Value

PHARMACEUTICALS -- 3.0%
      6,342  Allergan, Inc.                                  $ 426,119
     33,162  Hi-Tech Pharmacal Co., Inc.(1)                    358,813
     64,584  VIVUS, Inc.(1)                                    391,379
                                                           -----------
                                                             1,176,311
                                                           -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
     24,300  Annaly Capital Management Inc.                    479,196
                                                           -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
     17,475  Verigy Ltd.(1)                                    364,878
                                                           -----------
SOFTWARE -- 6.0%
     20,169  Activision, Inc.(1)                               521,773
      8,997  Adobe Systems Inc.(1)                             314,265
     11,754  ANSYS, Inc.(1)                                    410,332
     15,071  Check Point Software Technologies Ltd.(1)         321,012
     13,702  Concur Technologies, Inc.(1)                      480,392
      4,613  MicroStrategy Inc. Cl A(1)                        336,380
                                                           -----------
                                                             2,384,154
                                                           -----------
SPECIALTY RETAIL -- 1.0%
     14,241  Urban Outfitters Inc.(1)                          412,989
                                                           -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
      4,063  Deckers Outdoor Corp.(1)                          492,598
                                                           -----------
TOBACCO -- 0.9%
      7,145  UST Inc.                                          371,254
                                                           -----------
WIRELESS TELECOMMUNICATION SERVICES -- 4.7%
     15,428  Cellcom Israel Ltd.                               475,645
      6,205  Mobile TeleSystems ADR                            516,070
     24,993  Syniverse Holdings, Inc.(1)                       394,639
     20,886  Turkcell Iletisim Hizmetleri AS ADR               474,739
                                                           -----------
                                                             1,861,093
                                                           -----------
TOTAL COMMON STOCKS
(Cost $37,501,134)                                          39,062,432
                                                           -----------

Principal Amount

Temporary Cash Investments -- 1.2%

   $500,000  FHLB Discount Notes, 2.00%, 2/1/08(2)             500,000
(Cost $500,000)
                                                           -----------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $38,001,134)                                          39,562,432
                                                           -----------
OTHER ASSETS AND LIABILITIES -- 1.1%                           434,485
                                                           -----------
TOTAL NET ASSETS -- 100.0%                                 $39,996,917
                                                           ===========

------

Legacy Multi Cap

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from August 1, 2007 to January 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                        Beginning                   Expenses Paid
                         Account        Ending      During Period*
                          Value      Account Value     8/1/07 -       Annualized
                          8/1/07        1/31/08        1/31/08      Expense Ratio*

Legacy Focused Large Cap

ACTUAL

Investor Class            $1,000       $1,083.40        $5.81           1.11%

Institutional Class       $1,000       $1,084.70        $4.77           0.91%

Advisor Class             $1,000       $1,082.50        $7.12           1.36%

R Class                   $1,000       $1,080.70        $8.42           1.61%

HYPOTHETICAL

Investor Class            $1,000       $1,019.56        $5.63           1.11%

Institutional Class       $1,000       $1,020.56        $4.62           0.91%

Advisor Class             $1,000       $1,018.30        $6.90           1.36%

R Class                   $1,000       $1,017.04        $8.16           1.61%

Legacy Large Cap

ACTUAL

Investor Class            $1,000       $1,049.30        $5.72           1.11%

Institutional Class       $1,000       $1,049.60        $4.69           0.91%

Advisor Class             $1,000       $1,047.70        $7.00           1.36%

R Class                   $1,000       $1,045.90        $8.28           1.61%

HYPOTHETICAL

Investor Class            $1,000       $1,019.56        $5.63           1.11%

Institutional Class       $1,000       $1,020.56        $4.62           0.91%

Advisor Class             $1,000       $1,018.30        $6.90           1.36%

R Class                   $1,000       $1,017.04        $8.16           1.61%

Legacy Multi Cap

ACTUAL

Investor Class            $1,000        $963.10         $5.72           1.16%

Institutional
Class                     $1,000        $964.00         $4.74           0.96%

Advisor Class             $1,000        $961.50         $6.95           1.41%

R Class                   $1,000        $959.80         $8.18           1.66%

HYPOTHETICAL

Investor Class            $1,000       $1,019.30        $5.89           1.16%

Institutional
Class                     $1,000       $1,020.31        $4.88           0.96%

Advisor Class             $1,000       $1,018.05        $7.15           1.41%

R Class                   $1,000       $1,016.79        $8.42           1.66%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)
                                               Focused
                                             Large Cap     Large Cap     Multi Cap
ASSETS

Investment securities, at value (cost
of $34,675,228, $11,313,755 and
$38,001,134, respectively)                 $36,700,824   $12,101,727   $39,562,432

Cash                                           398,169       103,118       120,418

Receivable for investments sold              1,109,205       202,550       338,070

Dividends and interest receivable               17,742         7,016        17,063
                                           -----------   -----------   -----------
                                            38,225,940    12,414,411    40,037,983
                                           -----------   -----------   -----------

LIABILITIES

Payable for investments purchased            1,205,769       240,654            --

Accrued management fees                         35,349        10,206        40,824

Distribution and service fees payable              297           648           242
                                           -----------   -----------   -----------
                                             1,241,415       251,508        41,066
                                           -----------   -----------   -----------

NET ASSETS                                 $36,984,525   $12,162,903   $39,996,917
                                           ===========   ===========   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)    $36,860,303   $11,370,319   $40,083,233

Accumulated undistributed net
investment income (loss)                      (21,296)       (4,634)        67,762

Accumulated undistributed net realized
gain (loss) on investment transactions     (1,880,078)         9,246   (1,715,376)

Net unrealized appreciation on
investments                                  2,025,596       787,972     1,561,298
                                           -----------   -----------   -----------
                                           $36,984,525   $12,162,903   $39,996,917
                                           ===========   ===========   ===========

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                 $31,991,011    $9,167,105   $38,919,299

Shares outstanding                           2,465,640       776,408     3,248,442

Net asset value per share                       $12.97        $11.81        $11.98

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                  $3,823,501      $945,108       $18,182

Shares outstanding                             294,622        80,030         1,515

Net asset value per share                       $12.98        $11.81        $12.00

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                  $1,102,146    $1,117,306      $891,875

Shares outstanding                              85,000        94,671        74,666

Net asset value per share                       $12.97        $11.80        $11.94

R CLASS, $0.01 PAR VALUE

Net assets                                     $67,867      $933,384      $167,561

Shares outstanding                               5,237        79,114        14,084

Net asset value per share                       $12.96        $11.80        $11.90

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)
                                               Focused
                                             Large Cap     Large Cap      Multi Cap
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $4,952, $1,967 and $6,106,
respectively)                                 $ 425,307   $ 114,907      $ 303,161

Interest                                         29,041       5,925         14,431
                                           ------------   ---------   ------------
                                                454,348     120,832        317,592
                                           ------------   ---------   ------------

EXPENSES:

Management fees                                 144,580      53,146        247,006

Distribution fees -- Advisor Class                  202         189            157

Service fees -- Advisor Class                       202         189            157

Distribution and service fees:

 Advisor Class                                    1,056       1,167          1,044

 R Class                                          1,440       2,462            833

Directors' fees and expenses                        245         118            444

Other expenses                                      287         210            189
                                           ------------   ---------   ------------
                                                148,012      57,481        249,830
                                           ------------   ---------   ------------

NET INVESTMENT INCOME (LOSS)                    306,336      63,351         67,762
                                           ------------   ---------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
transactions                                (1,742,768)     286,119    (1,715,007)

Change in net unrealized appreciation
(depreciation) on investments                   180,475   (103,624)      (385,742)
                                           ------------   ---------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)     (1,562,293)     182,495    (2,100,749)
                                           ------------   ---------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                  $(1,255,957)   $ 245,846   $(2,032,987)
                                           ============   =========   ============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED) AND YEAR ENDED JULY 31, 2007

                                       Focused Large
                                       Cap Large Cap                Large Cap
Increase (Decrease) in Net
Assets                               2008          2007          2008         2007

OPERATIONS

Net investment income (loss)    $ 306,336     $ 148,201      $ 63,351     $ 43,881

Net realized gain (loss)      (1,742,768)     1,032,147       286,119      310,813

Change in net unrealized
appreciation (depreciation)       180,475     1,659,799     (103,624)      704,084
                              -----------   -----------   -----------   ----------
Net increase (decrease) in
net assets resulting from
operations                    (1,255,957)     2,840,147       245,846    1,058,778
                              -----------   -----------   -----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                 (360,477)      (27,963)      (63,378)     (20,734)

 Institutional Class             (54,192)      (20,238)      (10,610)      (5,040)

 Advisor Class                   (12,392)       (3,836)       (7,158)      (2,993)

 R Class                            (914)       (2,325)       (3,653)      (1,853)

From net realized gains:

 Investor Class                 (887,994)            --     (337,406)           --

 Institutional Class            (115,208)            --      (45,918)           --

 Advisor Class                   (38,076)            --      (53,441)           --

 R Class                          (3,734)            --      (45,741)           --
                              -----------   -----------   -----------   ----------
Decrease in net assets from
distributions                 (1,472,987)      (54,362)     (567,305)     (30,620)
                              -----------   -----------   -----------   ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions             25,639,181     5,258,853     3,900,331    3,093,513
                              -----------   -----------   -----------   ----------

NET INCREASE (DECREASE) IN
NET ASSETS                     22,910,237     8,044,638     3,578,872    4,121,671

NET ASSETS

Beginning of period            14,074,288     6,029,650     8,584,031    4,462,360
                              -----------   -----------   -----------   ----------
End of period                 $36,984,525   $14,074,288   $12,162,903   $8,584,031
                              ===========   ===========   ===========   ==========

Accumulated undistributed
net investment income (loss)    $(21,296)      $100,343      $(4,634)      $16,814
                              ===========  ===========   ===========    ==========

See Notes to Financial Statements.

------

SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED) AND YEAR ENDED JULY 31, 2007

                                                                     Multi Cap
Increase (Decrease) in Net Assets                               2008          2007

OPERATIONS

Net investment income (loss)                                $ 67,762    $ (26,719)

Net realized gain (loss)                                 (1,715,007)       672,018

Change in net unrealized appreciation (depreciation)       (385,742)     1,893,207
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                               (2,032,987)     2,538,506
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                                   --      (17,944)

 Institutional Class                                              --       (2,505)

 Advisor Class                                                    --       (1,436)

 R Class                                                          --         (400)

From net realized gains:

 Investor Class                                            (553,046)            --

 Institutional Class                                           (257)            --

 Advisor Class                                              (12,791)            --

 R Class                                                       (696)            --
                                                         -----------   -----------
Decrease in net assets from distributions                  (566,790)      (22,285)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                         4,230,253    31,437,983
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                      1,630,476    33,954,204

NET ASSETS

Beginning of period                                       38,366,441     4,412,237
                                                         -----------   -----------
End of period                                            $39,996,917   $38,366,441
                                                         ===========   ===========

Undistributed net investment income                          $67,762            --
                                                        ===========    ===========

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Legacy Focused Large Cap Fund (Focused
Large Cap), Legacy Large Cap Fund (Large Cap) and Legacy Multi Cap Fund (Multi
Cap) (collectively, the funds) are three funds in a series issued by the corporation. Focused Large Cap is nondiversified under the 1940 Act. Large Cap and Multi Cap are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Focused Large Cap and Large Cap pursue their investment objective by investing in stocks of large-sized market capitalization companies. Multi Cap pursues its investment objective by investing in stocks of small-, mid- and large-sized market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of
Directors or its designee, in accordance with procedures adopted by the Board of
Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

------

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the funds approved a change to the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. Effective September 4, 2007, the fee
structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for
Focused Large Cap and Large Cap ranges from 0.80% to 1.10% for the Investor
Class, Advisor Class and R Class. The annual management fee schedule for Multi
Cap ranges from 0.85% to 1.15% for the Investor Class, Advisor Class and R
Class. The Institutional Class is 0.20% less at each point within the range.
Prior to September 4, 2007, the Advisor Class was 0.25% less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended January 31, 2008 was as follows:

                       Investor & R    Institutional     Advisor
Focused Large Cap         1.10%           0.90%           1.06%
Large Cap                 1.10%           0.90%           1.06%
Multi Cap                 1.15%           0.95%           1.11%

------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan for the Advisor
Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor
Class would pay ACIS an annual distribution fee of 0.25% and service fee of
0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for R
Class shares. Fees incurred under the plans during the six months ended January
31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 23% of the outstanding shares of Large Cap. Learning Quest 529 Education Saving Program (Learning
Quest) owns 45% of the outstanding shares of Multi Cap. Learning Quest is managed by ACIM. ACIM and Learning Quest do not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended January 31, 2008, were as follows:

                         Focused Large Cap    Large Cap     Multi Cap
Purchases                   $45,564,169      $12,739,302   $39,666,527
Proceeds from sales         $21,570,711       $9,307,323   $36,482,441

------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the funds were as follows:

                           Six months ended January 31, 2008  Year ended July 31, 2007
                                 Shares           Amount      Shares        Amount
Focused Large Cap

INVESTOR CLASS

Sold                          2,649,594     $ 38,253,613     498,837   $ 5,695,141

Issued in reinvestment of
distributions                    84,574        1,217,864       2,572        27,620

Redeemed                      (957,030)     (13,013,033)   (175,804)   (1,906,122)
                              ---------     ------------   ---------   -----------
                              1,777,138       26,458,444     325,605     3,816,639
                              ---------     ------------   ---------   -----------

INSTITUTIONAL CLASS

Sold                             73,078        1,016,918     692,623     7,359,047

Issued in reinvestment of
distributions                    11,764          169,400       1,884        20,238

Redeemed                       (74,495)      (1,117,576)   (485,232)   (5,865,336)
                              ---------     ------------   ---------   -----------
                                 10,347           68,742     209,275     1,513,949
                              ---------     ------------   ---------   -----------

ADVISOR CLASS

Sold                            106,146        1,589,611         400         5,280

Issued in reinvestment of
distributions                     3,370           48,497         334         3,582

Redeemed                      (101,404)      (1,466,557)     (7,423)      (82,500)
                              ---------     ------------   ---------   -----------
                                  8,112          171,551     (6,689)      (73,638)
                              ---------     ------------   ---------   -----------

R CLASS

Sold                              7,299          108,517         474         5,000

Issued in reinvestment of
distributions                       216            3,113         216         2,325

Redeemed                       (77,494)      (1,171,186)       (474)       (5,422)
                              ---------     ------------   ---------   -----------
                               (69,979)      (1,059,556)         216         1,903
                              ---------     ------------   ---------   -----------
Net increase (decrease)       1,725,618     $ 25,639,181     528,407   $ 5,258,853
                              =========     ============   =========   ===========

Large Cap

INVESTOR CLASS

Sold                            456,537      $ 5,786,474     466,723   $ 5,197,801

Issued in reinvestment of
distributions                    31,386          395,781       1,825        19,926

Redeemed                      (206,117)      (2,633,731)   (188,854)   (2,143,660)
                              ---------     ------------   ---------   -----------
                                281,806        3,548,524     279,694     3,074,067
                              ---------     ------------   ---------   -----------

INSTITUTIONAL CLASS

Sold                                 85            1,000          --            --

Issued in reinvestment of
distributions                     4,483           56,528         462         5,040
                              ---------     ------------   ---------   -----------
                                  4,568           57,528         462         5,040
                              ---------     ------------   ---------   -----------

ADVISOR CLASS

Sold                             15,663          209,575       4,916        49,877

Issued in reinvestment of
distributions                     4,809           60,599         274         2,993

Redeemed                        (1,075)         (13,983)     (4,916)      (50,197)
                              ---------     ------------   ---------   -----------
                                 19,397          256,191         274         2,673
                              ---------     ------------   ---------   -----------

R CLASS

Sold                                 24              300         918         9,880

Issued in reinvestment of
distributions                     3,920           49,394         170         1,853

Redeemed                          (918)         (11,606)          --            --
                              ---------     ------------   ---------   -----------
                                  3,026           38,088       1,088        11,733
                              ---------     ------------   ---------   -----------
Net increase (decrease)         308,797      $ 3,900,331     281,518   $ 3,093,513
                              =========     ============   =========   ===========

------

                           Six months ended January 31, 2008  Year ended July 31, 2007
                                 Shares           Amount      Shares        Amount
Multi Cap

INVESTOR CLASS

Sold                          1,089,090     $ 14,577,529   2,859,961   $34,518,271

Issued in reinvestment of
distributions                    20,847          275,592       1,581        17,143

Redeemed                      (738,130)      (9,466,389)   (266,612)   (3,181,744)
                              ---------     ------------   ---------   -----------
                                371,807        5,386,732   2,594,930    31,353,670
                              ---------     ------------   ---------   -----------

INSTITUTIONAL CLASS

Issued in reinvestment of
distributions                        19              257         231         2,505

Redeemed                       (48,735)        (700,000)          --            --
                              ---------     ------------   ---------   -----------
                               (48,716)        (699,743)         231         2,505
                              ---------     ------------   ---------   -----------

ADVISOR CLASS

Sold                             83,139        1,137,400       5,467        67,596

Issued in reinvestment of
distributions                       970           12,791         133         1,436

Redeemed                       (77,228)      (1,063,123)          --            --
                              ---------     ------------   ---------   -----------
                                  6,881           87,068       5,600        69,032
                              ---------     ------------   ---------   -----------

R CLASS

Sold                             11,477          137,492         977        12,376

Issued in reinvestment of
distributions                        53              696          37           400

Redeemed                       (48,460)        (681,992)          --            --
                              ---------     ------------   ---------   -----------
                               (36,930)        (543,804)       1,014        12,776
                              ---------     ------------   ---------   -----------
Net increase (decrease)         293,042      $ 4,230,253   2,601,775   $31,437,983
                              =========     ============   =========   ===========

5. RISK FACTORS

The funds' investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuation in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Large Cap is considered nondiversified which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified.

Multi Cap investments in common stocks of small companies. Because of this,
Multi Cap may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended January 31, 2008.

------

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of January 31, 2008, the components of investments for federal income tax purposes were as follows:

                                          Focused Large
                                              Cap         Large Cap     Multi Cap
Federal tax cost of investments            $34,684,110   $11,313,755   $38,002,954
                                           ===========   ===========   ===========
Gross tax appreciation of investments       $2,957,945    $1,071,719   $ 4,047,160

Gross tax depreciation of investments        (941,231)     (283,747)   (2,487,682)
                                           -----------   -----------   -----------
Net tax appreciation (depreciation)
of investments                              $2,016,714     $ 787,972   $ 1,559,478
                                           ===========   ===========   ===========

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in September
2006, which is effective for fiscal years beginning after November 15, 2007. FAS
157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS
157 will have on the financial statement disclosures.

------

FINANCIAL HIGHLIGHTS
Legacy Focused Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.51  $10.11     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.17    0.12       0.01

 Net Realized and Unrealized Gain (Loss)                   0.94    2.34       0.10
                                                         ------  ------     ------
 Total From Investment Operations                          1.11    2.46       0.11
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.19)  (0.06)         --

 From Net Realized Gains                                 (0.46)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.65)  (0.06)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.97  $12.51     $10.11
                                                         ======  ======     ======

TOTAL RETURN(4)                                           8.34%  24.44%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.11%(5)   1.10%   1.10%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             2.26%(5)   1.24%   0.88%(5)

Portfolio Turnover Rate                                     83%    255%        30%

Net Assets, End of Period (in thousands)                $31,991  $8,614     $3,669

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.53  $10.11     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.16    0.18       0.02

 Net Realized and Unrealized Gain (Loss)                   0.97    2.31       0.09
                                                         ------  ------     ------
 Total From Investment Operations                          1.13    2.49       0.11
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.22)  (0.07)         --

 From Net Realized Gains                                 (0.46)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.68)  (0.07)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.98  $12.53     $10.11
                                                         ======  ======     ======

TOTAL RETURN(4)                                           8.47%  24.78%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.91%(5)   0.90%   0.90%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             2.46%(5)   1.44%   1.08%(5)

Portfolio Turnover Rate                                     83%    255%        30%

Net Assets, End of Period (in thousands)                 $3,824  $3,561       $758

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                       2008(1)     2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.49   $10.11     $10.00
                                                        ------  -------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                          0.06     0.10       0.01

 Net Realized and Unrealized Gain (Loss)                  1.03     2.33       0.10
                                                        ------  -------     ------
 Total From Investment Operations                         1.09     2.43       0.11
                                                        ------  -------     ------
Distributions

 From Net Investment Income                             (0.15)   (0.05)         --

 From Net Realized Gains                                (0.46)       --         --
                                                        ------  -------     ------
 Total Distributions                                    (0.61)   (0.05)         --
                                                        ------  -------     ------
Net Asset Value, End of Period                          $12.97   $12.49     $10.11
                                                        ======  =======     ======

TOTAL RETURN(4)                                          8.25%   24.07%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.36%(5)    1.35%   1.35%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            2.01%(5)    0.99%   0.63%(5)

Portfolio Turnover Rate                                    83%     255%        30%

Net Assets, End of Period (in thousands)                $1,102     $960       $845

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.47  $10.10     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.02    0.07       0.01

 Net Realized and Unrealized Gain (Loss)                   1.04    2.33       0.09
                                                         ------  ------     ------
 Total From Investment Operations                          1.06    2.40       0.10
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.11)  (0.03)         --

 From Net Realized Gains                                 (0.46)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.57)  (0.03)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.96  $12.47     $10.10
                                                         ======  ======     ======

TOTAL RETURN(4)                                           8.07%  23.82%      1.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.61%(5)   1.60%   1.60%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             1.76%(5)   0.74%   0.38%(5)

Portfolio Turnover Rate                                     83%    255%        30%

Net Assets, End of Period (in thousands)                    $68    $938       $758

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.90  $10.15     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.09    0.08       0.01

 Net Realized and Unrealized Gain (Loss)                   0.54    1.73       0.14
                                                         ------  ------     ------
 Total From Investment Operations                          0.63    1.81       0.15
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.11)  (0.06)         --

 From Net Realized Gains                                 (0.61)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.72)  (0.06)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.81  $11.90     $10.15
                                                         ======  ======     ======

TOTAL RETURN(4)                                           4.93%  17.83%      1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.11%(5)   1.10%   1.10%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             1.34%(5)   0.72%   0.66%(5)

Portfolio Turnover Rate                                     97%    246%        39%

Net Assets, End of Period (in thousands)                 $9,167  $5,887     $2,180

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.92  $10.15     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.10    0.10       0.01

 Net Realized and Unrealized Gain (Loss)                   0.54    1.74       0.14
                                                         ------  ------     ------
 Total From Investment Operations                          0.64    1.84       0.15
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.14)  (0.07)         --

 From Net Realized Gains                                 (0.61)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.75)  (0.07)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.81  $11.92     $10.15
                                                         ======  ======     ======

TOTAL RETURN(4)                                           4.96%  18.16%      1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.91%(5)   0.90%   0.90%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             1.54%(5)   0.92%   0.86%(5)

Portfolio Turnover Rate                                     97%    246%        39%

Net Assets, End of Period (in thousands)                   $945    $899       $761

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.88  $10.14     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.07    0.05       0.01

 Net Realized and Unrealized Gain (Loss)                   0.54    1.73       0.13
                                                         ------  ------     ------
 Total From Investment Operations                          0.61    1.78       0.14
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.08)  (0.04)         --

 From Net Realized Gains                                 (0.61)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.69)  (0.04)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.80  $11.88     $10.14
                                                         ======  ======     ======

TOTAL RETURN(4)                                           4.77%  17.59%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.36%(5)   1.35%   1.35%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             1.09%(5)   0.47%   0.41%(5)

Portfolio Turnover Rate                                     97%    246%        39%

Net Assets, End of Period (in thousands)                 $1,117    $895       $761

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.87  $10.14     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.05    0.02      --(4)

 Net Realized and Unrealized Gain (Loss)                   0.54    1.73       0.14
                                                         ------  ------     ------
 Total From Investment Operations                          0.59    1.75       0.14
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.05)  (0.02)      --(4)

 From Net Realized Gains                                 (0.61)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.66)  (0.02)      --(4)
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.80  $11.87     $10.14
                                                         ======  ======     ======

TOTAL RETURN(5)                                           4.59%  17.33%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.61%(6)   1.60%   1.60%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             0.84%(6)   0.22%   0.16%(6)

Portfolio Turnover Rate                                     97%    246%        39%

Net Assets, End of Period (in thousands)                   $933    $903       $760

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                       2008(1)     2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.60    $9.94     $10.00
                                                        ------   ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                          0.02   (0.02)       0.01

 Net Realized and Unrealized Gain (Loss)                (0.47)     2.72     (0.07)
                                                        ------   ------     ------
 Total From Investment Operations                       (0.45)     2.70     (0.06)
                                                        ------   ------     ------
Distributions

 From Net Investment Income                                 --   (0.04)         --

 From Net Realized Gains                                (0.17)       --         --
                                                        ------   ------     ------
 Total Distributions                                    (0.17)   (0.04)         --
                                                        ------   ------     ------
Net Asset Value, End of Period                          $11.98   $12.60      $9.94
                                                        ======   ======     ======

TOTAL RETURN(4)                                        (3.69)%   27.21%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.16%(5)    1.15%   1.15%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            0.32%(5)  (0.16)%   0.99%(5)

Portfolio Turnover Rate                                    87%     230%        14%

Net Assets, End of Period (in thousands)               $38,919  $36,240     $2,801

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                        2008(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.61   $9.94     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                          --(4)    0.02       0.02

 Net Realized and Unrealized Gain (Loss)                 (0.44)    2.70     (0.08)
                                                         ------  ------     ------
 Total From Investment Operations                        (0.44)    2.72     (0.06)
                                                         ------  ------     ------
Distributions

 From Net Investment Income                                  --  (0.05)         --

 From Net Realized Gains                                 (0.17)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.17)  (0.05)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.00  $12.61      $9.94
                                                         ======  ======     ======

TOTAL RETURN(5)                                         (3.60)%  27.45%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.96%(6)   0.95%   0.95%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             0.52%(6)   0.04%   1.19%(6)

Portfolio Turnover Rate                                     87%    230%        14%

Net Assets, End of Period (in thousands)                    $18    $633       $497

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                       2008(1)     2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.58    $9.94     $10.00
                                                        ------   ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                         --(4)   (0.03)       0.01

 Net Realized and Unrealized Gain (Loss)                (0.47)     2.69     (0.07)
                                                        ------   ------     ------
 Total From Investment Operations                       (0.47)     2.66     (0.06)
                                                        ------   ------     ------
Distributions

 From Net Investment Income                                 --   (0.02)         --

 From Net Realized Gains                                (0.17)       --         --
                                                        ------   ------     ------
 Total Distributions                                    (0.17)   (0.02)         --
                                                        ------   ------     ------
Net Asset Value, End of Period                          $11.94   $12.58      $9.94
                                                        ======   ======     ======

TOTAL RETURN(5)                                        (3.85)%   26.83%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.41%(6)    1.40%   1.40%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            0.07%(6)  (0.41)%   0.74%(6)

Portfolio Turnover Rate                                    87%     230%        14%

Net Assets, End of Period (in thousands)                  $892     $853       $618

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                       2008(1)     2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.56    $9.93     $10.00
                                                        ------   ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        (0.04)   (0.06)       0.01

 Net Realized and Unrealized Gain (Loss)                (0.45)     2.70     (0.08)
                                                        ------   ------     ------
 Total From Investment Operations                       (0.49)     2.64     (0.07)
                                                        ------   ------     ------
Distributions

 From Net Investment Income                                 --   (0.01)         --

 From Net Realized Gains                                (0.17)       --         --
                                                        ------   ------     ------
 Total Distributions                                    (0.17)   (0.01)         --
                                                        ------   ------     ------
Net Asset Value, End of Period                          $11.90   $12.56      $9.93
                                                        ======   ======     ======

TOTAL RETURN(4)                                        (4.02)%   26.58%    (0.70)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.66%(5)    1.65%   1.65%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (0.18)%(5)  (0.66)%   0.49%(5)

Portfolio Turnover Rate                                    87%     230%        14%

Net Assets, End of Period (in thousands)                  $168     $641       $497

(1) Six months ended January 31, 2008 (unaudited).

(2) May 31, 2006 (fund inception) through July 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class and R Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of the Advisor Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
The unified management fee for Advisor Class shares is the same as for Investor
Class shares. Advisor Class shares are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (EMERGING MARKETS) INDEX represents the gross performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL 3000® GROWTH INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------

NOTES

------

[back cover]

[american century investments logo and text logo (R)]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE  . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .         1-800-345-2021
                                                                   or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .         1-800-634-4113
                                                                   or 816-444-3485

AMERICAN CENTURY GROWTH FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0803
SH-SAN-58746N

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Not applicable for semiannual report filings.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY GROWTH FUNDS, INC.

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    March 31, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    March 31, 2008

         /s/ Robert J. Leach
By:      ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    March 31, 2008